UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-09261

Foxby Corp.
(Exact name of registrant as specified in charter)

11 Hanover Square, New York, NY 10005
(Address of principal executive offices)     (Zipcode)

John F. Ramírez, Esq.
11 Hanover Square
New York, NY 10005
(Name and address of agent for service)

Registrant's telephone number, including area code:    1-212-785-0900

Date of fiscal year end: 12/31

Date of reporting period: 1/1/13 - 6/30/13

Form N-CSRS is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSRS and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSRS unless the Form displays a current valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. sec. 3507.

Item 1. Report to Stockholders.

Semi-Annual Report

# FOXBY CORP.

# 2013

JUNE 30

11 Hanover Square • New York, NY 10005

WWW.FOXBYCORP.COM

PORTFOLIO ANALYSIS
June 30, 2013

TOP TEN		June 30, 2013
HOLDINGS
1	SSgA Money Market Fund
2	The Home Depot, Inc.
3	Google Inc.
4	Amazon.com, Inc.
5	Franklin Resources, Inc.
6	Berkshire Hathaway, Inc. Class B
7	The Procter & Gamble Company
8	McDonald’s Corp.
9	Wal-Mart Stores, Inc.
10	United Parcel Service, Inc.

Top ten holdings comprise approximately 66% of total assets.

TOP TEN	June 30, 2013
INDUSTRIES
1	Money Market Fund
2	Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics
3	Retail - Lumber & Other Building Materials Dealers
4	Information Retrieval Services
5	Retail - Catalog & Mail Order Houses
6	Investment Advice
7	Fire, Marine & Casualty Insurance
8	Petroleum Refining
9	Retail - Eating Places
10	Retail - Variety Stores

Holdings are subject to change. The above portfolio information should not be considered as a recommendation to purchase or sell a particular security and there is no assurance that any securities will remain in or out of the Fund.

TO OUR SHAREHOLDERS
June 30, 2013

Dear Fellow Shareholders:

It is a pleasure to submit this Foxby Corp. 2013 Semi-Annual report for shareholders and to welcome our new shareholders who find the Fund’s total return investment objective attractive. The Fund uses a flexible strategy in the selection of securities and is not limited by the issuer’s location, industry, or market capitalization. The Fund also may employ aggressive and speculative investment techniques, such as selling securities short and borrowing money for investment purposes, an approach known as “leverage.” The Fund may invest in equity and fixed income securities of both new and seasoned U.S. and foreign issuers, including securities convertible into common stock and debt securities, closed end funds, and mutual funds, and the Fund may also invest defensively in high grade money market instruments. A potential benefit of its closed end structure, the Fund may invest without limit in illiquid investments such as private placements and private companies.

Economic and Market Report

The Federal Open Market Committee (FOMC) of the Federal Reserve Bank (the “Fed”) issued a statement recently that economic activity in the United States has been expanding at a moderate pace. According to the FOMC, improvement has appeared in labor market conditions, household and business spending, and the housing sector. Yet, the FOMC also perceives the unemployment rate as elevated and fiscal policy as restraining economic growth. Positive for the U.S. economy would be the change in real GDP now projected by the Fed’s board members and bank presidents in the 3.0-3.5% range for 2014, in contrast to the 2.3-2.6% range for 2013. Meanwhile, the global economy continues to disappoint and the World Bank recently reduced its global growth forecast to
2.2% for 2013, down from its prior forecast of 2.4%. The recession in Europe has been particularly challenging and the European Central Bank recently forecasted that the eurozone economy will contract by 0.6% in 2013.

In what would appear to be beneficial for financial markets, however, the Fed has indicated that it will keep the funds rate between 0 and 0.25% “at least as long” as the unemployment rate is above 6.5% and inflation one to two years out is projected to remain below 2.5%. Interestingly, the FOMC anticipates that inflation over the medium term likely will run at or below 2%. Financial markets seemed to falter, however, when the FOMC recently qualified its decision to purchase additional agency mortgage-backed securities at a pace of $40 billion per month and longer-term Treasury securities at a pace of $45 billion per month.

We continue to anticipate rising investor sentiment due to potential improvement in broad global economic data. We expect that ongoing eurozone financial stress and economic weakness in China and India may be somewhat offset by U.S. strength. Overall equity valuations and dividend yields are still generous and, while less compelling than at the beginning of 2013, higher quality equities appear to offer good value. Current market complacency, however, could exaggerate the downward reaction to a negative market shock from disappointing economic or financial news – such as a European sovereign default.

Total Return Strategy

In view of these diverging economic conditions, the Fund’s strategy in the first six months of 2013 was to maintain its focus on large, quality companies, in concentrated, individual positions, but with higher cash levels. At June 30, 2013, the Fund’s cash-equivalent position in money market shares comprised approximately 11% of its total assets, as compared to 4% at December 31, 2012. Currently, the Fund’s holdings include some of the largest and best known U.S. companies in the technology, investment management, insurance, and retail industries.

As the Fund pursues its total return objective through its flexible investment approach, these holdings and allocations are subject to substantial change at any time. The Fund’s strategy resulted in a net asset value total return (equal to the change in net asset value per share plus the reinvested cash distribution paid during the period) for the first half of the year of 11.00% with a market return (based on the market price per share) for the Fund’s shares of 13.10%, as compared to a 13.82% total return for the Standard & Poor’s 500 Index, and the market price discount to net asset value diminished over the period. Our current view of financial conditions continues to suggest that the Fund may benefit during the remainder of 2013 from its flexible portfolio approach, investing opportunistically in a variety of markets, and employing aggressive and speculative investment techniques as deemed appropriate.

We thank you for investing in the Fund and share your enthusiasm for the Fund, as evidenced by the fact that affiliates of the Investment Manager own approximately 24% of the Fund’s shares. We look forward to serving your investment needs over the years ahead.

Sincerely,

Thomas B.Winmill
Chairman, Investment Policy Committee

SCHEDULE OF PORTFOLIO INVESTMENTS	June 30, 2013 (Unaudited)
Financial Statements

	Common Stocks (88.57%)
Shares		Cost	Value

	Fire, Marine & Casualty Insurance (6.47%)
3,500	Berkshire Hathaway, Inc. Class B (a)	$296,368	$391,720

	Information Retrieval Services (7.27%)
500	Google Inc. (a)	231,910	440,185

	Investment Advice (6.74%)
3,000	Franklin Resources, Inc.	303,381	408,060

	National Commercial Banks (4.09%)
6,000	Wells Fargo & Company	163,265	247,620

	Operative Builders (2.69%)
5,000	Toll Brothers, Inc. (a)	116,697	163,150

	Petroleum Refining (5.49%)
900	Chevron Corp.	90,629	106,506
2,500	Exxon Mobil Corp.	171,549	225,875
		262,178	332,381

	Pharmaceutical Preparations (3.12%)
4,000	AstraZeneca PLC	188,030	189,200

	Retail - Catalog & Mail Order Houses (6.88%)
1,500	Amazon.com, Inc. (a)	127,830	416,535

	Retail Consulting and Investment (0%)
72,728	Amerivon Holdings LLC (a) (b)	0	0

	Retail - Eating Places (4.91%)
3,000	McDonald’s Corp.	167,748	297,000

	Retail - Lumber & Other Building Materials Dealers (8.96%)
7,000	The Home Depot, Inc.	191,873	542,290

	Retail - Variety Stores (4.68%)
3,800	Wal-Mart Stores, Inc.	196,260	283,062

	Services - Business Services (2.73%)
2,300	Accenture plc	138,155	165,508

	Services - Prepackaged Software (3.42%)
6,000	Microsoft Corp.	141,020	207,180
	Soap, Detergents, Cleaning Preparations, Perfumes,

	Cosmetics (10.39%)
2,300	Church & Dwight Co., Inc.	132,957	141,933
2,100	Ecolab Inc.	135,298	178,899
4,000	The Procter & Gamble Company	234,390	307,960
		502,645	628,792
	Surgical & Medical Instruments & Apparatus (3.61%)
2,000	3M Company	185,130	218,700

See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS	June 30, 2013 (Unaudited)
Financial Statements

	Common Stocks (concluded)
Shares		Cost	Value

	Trucking & Courier Services (4.28%)
3,000	United Parcel Service, Inc.	$221,388	$259,440

	Wholesale - Drugs, Proprietaries & Druggists’ Sundries (2.84%)
1,500	McKesson Corp.	137,397	171,750

	Total common stocks	3,571,275	5,362,573

	PREFERRED STOCKS (1.56%)
	Retail Consulting and Investment (1.56%)
179,205	Amerivon Holdings LLC (b)	494,636	94,262

	MONEY MARKET FUND (11.66%)
705,988	SSgA Money Market Fund, 7 day annualized yield 0.01%	705,988	705,988

	Total investments (101.79%)	$4,771,899	6,162,823

	Liabilities in excess of other assets (-1.79%)		(108,135)

	Net assets (100.00%)		$6,054,688

(a)   Non-income producing.
(b)  Illiquid and/or restricted security that has been fair valued.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES	(Unaudited)
Financial Statements

June 30, 2013
Assets
Investments at value (cost $4,771,899)	$6,162,823
Dividends receivable	1,659
Other assets	431

Total assets	6,164,913

Liabilities
Payables
Accrued expenses	96,782
Investment management fee	4,665
Administrative services	8,778

Total liabilities	110,225

Net Assets	$6,054,688

Net Asset Value Per Share
(applicable to 2,610,050 shares outstanding:
500,000,000 shares of $.01 par value authorized)	$2.32

Net Assets Consist of
Paid in capital	$7,896,673
Accumulated undistributed net investment income	9,182
Accumulated net realized loss on investments	(3,242,091)
Net unrealized appreciation on investments	1,390,924
f
$6,054,688

See notes to financial statements.

STATEMENT OF OPERATIONS	(Unaudited)
Financial Statements

Six Months Ended June 30, 2013
Investment Income
Dividends	$72,593

Total investment income	72,593

Expenses
Investment management	27,775
Administrative services	11,752
Directors	5,457
Other	18,427

Total expenses	63,411

Net investment income	9,182

Realized and Unrealized Gain (Loss)
Net realized gain on investments	246,539
Unrealized appreciation on investments	356,756

Net realized and unrealized gain	603,295

Net increase in net assets resulting from operations	$612,477

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS	(Unaudited)
Financial Statements

	Six Months Ended June 30, 2013	Year Ended December 31,2012
Operations
Net investment income (loss)	$9,182	$(103,557)
Net realized gain (loss)	246,539	(258,824)
Unrealized appreciation	356,756	1,169,434

Net increase in net assets
resulting from operations	612,477	807,053

Distributions to Shareholders
Net investment income	-	(15,598)
Tax return of capital	-	(10,503)

Total distributions	-	(26,101)

Total increase in net assets	612,477	780,952

Net Assets
Beginning of period	5,442,211	4,661,259

End of period	$6,054,688	$5,442,211

End of period net assets include
undistributed net investment income	$9,182	$-

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS	June 30, 2013 (Unaudited)
Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES Foxby Corp., a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “Act”), is a non-diversified, closed end management investment company whose shares are quoted over the counter under the ticker symbol FXBY. The Fund’s non-fundamental investment objective is total return which it may seek from growth of capital and from income in any security type and in any industry sector. The Fund retains Midas Management Corporation as its Investment Manager.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Valuation of Investments – Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is in the United States are valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. Certain of the securities in which the Fund may invest are priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities. Bonds may be valued according to prices quoted by a bond dealer that offers pricing services. Open end investment companies are valued at their net asset value. Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by the Fund could change on a day when shareholders cannot buy or sell shares of the Fund. Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager under the direction of or pursuant to procedures established or approved by the Fund’s Board of Directors, called fair value pricing. Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or next trades.

Foreign Currency Translation – Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Realized gain or loss on sales of such investments in local currency terms is reported separately from gain or loss attributable to a change in foreign exchange rates for those investments.

Short Sales – The Fund may sell a security short it does not own in anticipation of a decline in the market value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker/dealer through which it made the short sale. The Fund is liable for any dividends or interest paid on securities sold short. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale. Securities sold short result in off balance sheet risk as the Fund’s ultimate obligation to satisfy the terms of a sale of securities sold short may exceed the amount recognized in the Statement of Assets and Liabilities.

Derivatives – The Fund may use derivatives for a variety of reasons, such as to attempt to protect against possible changes in the value of its portfolio holdings or to generate potential gain. Derivatives are financial instruments that derive their values from other securities or commodities, or that are based on indices. Derivative instruments are marked to market with the change in value reflected in unrealized appreciation or depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements.

NOTES TO FINANCIAL STATEMENTS	(Unaudited) continued
Financial Statements

Investments in Other Investment Companies – The Fund may invest in shares of other investment companies (the “Acquired Funds”) in accordance with the Act and related rules. Shareholders in the Fund bear the pro rata portion of the fees and expenses of the Acquired Funds in addition to the Fund’s expenses. Expenses incurred by the Fund that are disclosed in the Statement of Operations do not include fees and expenses incurred by the Acquired Funds. The fees and expenses of the Acquired Funds are reflected in the Fund’s total returns.

Investment Transactions – Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses are determined by specifically identifying the cost basis of the investment sold.

Investment Income – Dividend income is recorded on the ex-dividend date or in the case of certain foreign securities, as soon as practicable after the Fund is notified. Interest income is recorded on the accrual basis. Taxes withheld on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Expenses deemed by the Investment Manager to have been incurred solely by the Fund are charged to the Fund. Expenses deemed by the Investment Manager to have been incurred jointly by the Fund and one or more of the investment companies for which the Investment Manager or its affiliates serve as investment manager, an internally managed investment company with substantially similar officers and directors, and other entities are allocated on the basis of relative net assets, except where a more appropriate allocation can be made fairly in the judgment of the Investment Manager.

Expense Reduction Arrangement – Through arrangements with the Fund’s custodian and cash management bank, credits realized as a result of uninvested cash balances are used to reduce custodian expenses. No credits were realized by the Fund during the periods covered by this report.

Distributions to Shareholders – Distributions to shareholders are determined in accordance with income tax regulations and are recorded on the ex-dividend date.

Income Taxes – No provision has been made for U.S. income taxes because the Fund’s current intention is to continue to qualify as a regulated investment company under the Internal Revenue Code (the “IRC”) and to distribute to its shareholders substantially all of its taxable income and net realized gains. Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund has reviewed its tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on federal, state, and local income tax returns for open tax years (2010-2012) or expected to be taken in the Fund’s 2013 tax returns.

2.  FEES AND TRANSACTIONS WITH RELATED PARTIES The Fund has retained the Investment Manager pursuant to an investment management agreement. Under the terms of the investment management agreement, the Investment Manager receives a fee payable monthly for investment advisory services at an annual rate of 0.95% of the Fund’s Managed Assets. “Managed Assets” means the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities, which liabilities exclude debt relating to leverage, short term debt, and the aggregate liquidation preference of any outstanding preferred stock.

Pursuant to the investment management agreement, the Fund reimburses the Investment Manager for providing at cost certain administrative services comprised of compliance and accounting services. For the six months ended June 30, 2013, the Fund incurred total administrative costs of $11,752, comprised of $6,314 and $5,438 for compliance and accounting services, respectively.

Certain officers and directors of the Fund are officers and directors of the Investment Manager.

3.  DISTRIBUTIONS TO SHAREHOLDERS AND DISTRIBUTABLE EARNINGS The Fund paid a distribution in the amount of $26,101 for the year ended December 31, 2012 comprised of ordinary income and a tax return of capital of $15,598 and $10,503, respectively. There were no distributions paid by the Fund during the six months ended June 30, 2013.

As of December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Capital loss carryover	$(3,495,202)
Unrealized appreciation	1,040,740
$(2,454,462)

NOTES TO FINANCIAL STATEMENTS	(Unaudited) continued
Financial Statements

Federal income tax regulations permit post-October net capital losses, if any, to be deferred and recognized on the tax return of the next succeeding taxable year.

Capital loss carryovers are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryovers actually available for the Fund to utilize under the IRC and related regulations.

Under the IRC, capital losses incurred in taxable years beginning after December 22, 2010, are allowed to be carried forward indefinitely and retain the character of the original loss. The Fund has a net capital loss carryover as of December 31, 2012 of $3,495,202, of which $370,446 of short term and $113,400 of long term losses may be carried forward indefinitely, and $211,845, $1,033,623, $964,048, and $801,840 expires in 2013, 2016, 2017, and 2018, respectively.

4.  VALUE MEASUREMENTS  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 –  unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.

• Level 2 –  observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

• Level 3 –  unobservable inputs for the asset or liability including the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, for the security, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity securities (common and preferred stock) – Most publicly traded equity securities are valued normally at the most recent official closing price, last sale price, evaluated quote, or closing bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Preferred stock and other equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

Restricted and/or illiquid securities – Restricted and/or illiquid securities for which quotations are not readily available or reliable may be valued with fair value pricing as determined in good faith by the Investment Manager under the direction of or pursuant to procedures established by the Fund’s Board of Directors. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer or both or similar inputs. Depending on the relative significance of valuation inputs, these instruments may be classified in either level 2 or level 3 of the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS	(Unaudited) continued
Financial Statements

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund’s assets. Refer to the Schedule of Portfolio Investments for detailed information on specific investments.

ASSETS	Level 1	Level 2	Level 3	Total
Investments, at value
COMMON STOCKS
Fire, Marine & Casualty Insurance	$391,720	$-	$-	$391,720
Information Retrieval Services	440,185	-	-	440,185
Investment Advice	408,060	-	-	408,060
National Commercial Banks	247,620	-	-	247,620
Operative Builders	163,150	-	-	163,150
Petroleum Refining	332,381	-	-	332,381
Pharmaceutical Preparations	189,200	-	-	189,200
Retail - Catalog & Mail Order Houses	416,535	-	-	416,535
Retail Consulting and Investment	-	-	0	-
Retail - Eating Places	297,000	-	-	297,000
Retail - Lumber & Other Building Materials Dealers	542,290	-	-	542,290
Retail - Variety Stores	283,062	-	-	283,062
Services - Business Services	165,508	-	-	165,508
Services - Prepackaged Software	207,180	-	-	207,180
Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics	628,792	-	-	628,792
Surgical & Medical Instruments & Apparatus	218,700	-	-	218,700
Trucking & Courier Services	259,440	-	-	259,440
Wholesale - Drugs, Proprietaries & Druggists’ Sundries	171,750	-	-	171,750
PREFERRED STOCKS
Retail Consulting and Investment	-	-	94,262	94,262
MONEY MARKET FUND	705,988	-	-	705,988
Total investments, at value	$6,068,561	$-	$94,262	$6,162,823

There were no securities transferred from level 1 on December 31, 2012 to level 2 on June 30, 2013. Transfers from level 1 to level 2, or from level 2 to level 1 are valued utilizing values at the beginning of the period.

NOTES TO FINANCIAL STATEMENTS	(Unaudited) continued
Financial Statements

The following is a reconciliation of level 3 investments for which significant unobservable inputs were used to determine fair value including securities valued at zero:

	Common Stocks	Preferred Stocks	Total
Balance at December 31, 2012	$0	$81,528	$81,528
Payment in-kind dividends	-	13,962	13,962
Change in unrealized depreciation	0	(1,228)	(1,228)
Balance at June 30, 2013	$0	$94,262	$94,262
Net change in unrealized depreciation attributable to
assets still held as level 3 at June 30, 2013	$0	$(1,228)	$(1,228)

There were no transfers into or out of level 3 assets during the period. Unrealized gains (losses) are included in the related amounts on investments in the Statement of Operations.

The Investment Manager under the direction of the Fund’s Board of Directors considers various valuation approaches for valuing securities categorized within level 3 of the fair value hierarchy. The factors used in determining the value of the Fund’s private investments may include, but are not limited to: the discounts applied to the selection of comparable investments due to the private nature of the investment; the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer or analysts; an analysis of the company’s or issuer’s financial statements; or an evaluation of the forces that influence the issuer and the market in which the security is purchased and sold. Significant changes in any of those inputs in isolation may result in a significantly lower or higher fair value measurement. The pricing of all fair value holdings is subsequently reported to the Fund’s Board of Directors.

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized as level 3 as of June 30, 2013:

	Fair Value June 30, 2013	Valuation Technique	Unobservable Input	Amount
COMMON STOCKS
Retail - Consulting and	$0	Value of book equity per share	Discount rate due to lack of	100%
Investment			marketability
PREFERRED STOCKS
Retail - Consulting and	$94,262	Value of book equity per share	Discount rate due to lack of	81%
Investment			marketability

5.  INVESTMENT TRANSACTIONS Purchases and proceeds from sales or maturities of investment securities, excluding short term securities, were $13,962 and $488,648, respectively, for the six months ended June 30, 2013. As of June 30, 2013, for federal income tax purposes, the aggregate cost of investment securities was $4,771,899 and net unrealized appreciation was $1,390,924, comprised of gross unrealized appreciation of $1,791,298 and gross unrealized depreciation of $400,374.

NOTES TO FINANCIAL STATEMENTS	(Unaudited) continued
Financial Statements

6.  ILLIQUID AND RESTRICTED SECURITIES The Fund owns securities which have a limited trading market and/or certain restrictions on trading and, therefore, may be considered illiquid and/or restricted. Such securities have been valued using fair value pricing. Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. Illiquid and/or restricted securities owned at June 30, 2013 were as follows:

Security	Acquisition Date	Cost	Value
Amerivon Holdings LLC preferred shares	2007-2013	$494,636	$94,262
Amerivon Holdings LLC common equity units	2007-2013	0	0
		$494,636	$94,262
Percent of net assets		8%	2%

7.  BORROWING AND SECURITIES LENDING The Fund has entered into a Committed Facility Agreement (the “CFA”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) which allows the Fund to adjust its credit facility amount up to $2,500,000, and a Lending Agreement, as defined below. Borrowings under the CFA are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest is charged at the 1 month LIBOR (London Inter-bank Offered Rate) plus 0.95% on the amount borrowed and 0.50% on the undrawn balance. Because the Fund adjusts the facility amount each day to equal borrowing drawn that day, the annualized rate charge on undrawn facility amounts provided for by the CFA has not been incurred. During the six months ended June 30, 2013, the Fund did not borrow under the CFA.

The Lending Agreement provides that BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the CFA. BNP may re-register the Lent Securities in its own name or in another name other than the Fund and may pledge, re-pledge, sell, lend, or otherwise transfer or use the Lent Securities with all attendant rights of ownership. The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. BNP must remit payment to the Fund equal to the amount of all dividends, interest, or other distributions earned or made by the Lent Securities.

Under the Lending Agreement, Lent Securities are marked to market daily and, if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the CFA (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund may recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP is obligated to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP normally remains liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund also has the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair value of such Lent Securities against the Current Borrowings. The Fund earns securities lending income consisting of payments received from BNP for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. During the six months ended June 30, 2013, there was no securities lending activity.

8.  FOREIGN SECURITIES RISK Investments in the securities of foreign issuers involve special risks which include changes in foreign exchange rates and the possibility of future adverse political and economic developments which could adversely affect the value of such securities. Moreover, securities in foreign issuers and markets may be less liquid and their prices more volatile than those of U.S. issuers and markets.

NOTES TO FINANCIAL STATEMENTS	(Unaudited) continued
Financial Statements

9.  CAPITAL STOCK As of June 30, 2013, there were 2,610,050 shares of $.01 par value common stock outstanding and 500,000,000 shares authorized. There were no transactions in capital stock during the six months ended June 30, 2013 and the year ended December 31, 2012, respectively. As of June 30, 2013, an affiliate of the Investment Manager owned approximately 24% of the Fund’s outstanding common stock.

10.  SHARE REPURCHASE PROGRAM In accordance with Section 23(c) of the Act, the Fund may from time to time repurchase its shares in the open market at the discretion of and upon such terms as determined by the Board of Directors. The Fund did not repurchase any of its shares during the six months ended June 30, 2013 and the year ended December 31, 2012.

11.  CONTINGENCIES The Fund indemnifies its officers and directors from certain liabilities that might arise from their performance of their duties for the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as it involves future claims that may be made against the Fund under circumstances that have not occurred.

12.  OTHER INFORMATION The Fund may at times raise cash for investment by issuing shares through one or more offerings, including rights offerings. Proceeds from any such offerings will be invested in accordance with the investment objective and policies of the Fund.

FINANCIAL HIGHLIGHTS	(Unaudited)
Financial Statements

			Year Ended December 31,
	Six Months Ended June 30, 2013		2012	2011	2010	2009	2008
Per Share Operating Performance
(for a share outstanding throughout each period)
Net asset value, beginning of period	$2.09		$1.79	$1.72	$1.65	$1.26	$3.43

Income from investment operations:
Net investment income (loss) (1)	-	(2)	(0.04)	0.01	(0.01)	- (2)	(0.04)
Net realized and unrealized gain (loss) on investments	$0.23		$0.35	0.06	0.08	0.39	(2.13)

Total from investment operations	$0.23		$0.31	0.07	0.07	0.39	(2.17)
Less distributions:
Net investment income	-		(0.01)	-	-	-	-
Tax return of capital	-		- *	-	-	-	-
Total distributions	-		(0.01)	-	-	-	-

Net asset value, end of period	$2.32		$2.09	$1.79	$1.72	$1.65	$1.26

Market value, end of period	$1.64		$1.45	$1.24	$1.10	$1.02	$0.55

Total Return (3)
Based on net asset value	11.00%		17.53%	4.07%	4.24%	30.95%	(63.27)%

Based on market price	13.10%		17.70%	12.73%	7.84%	85.45%	(81.42)%

Ratios/Supplemental Data
Net assets at end of period (000s omitted)	$6,055		$5,442	$4,661	$4,491	$4,302	$3,297

Ratio of expenses to average net assets	2.15	%†	4.57%	2.03%	2.28%	2.61%	3.76%
Ratio of expenses excluding loan interest and fees to average net assets	2.15	%†	4.57%	2.03%	2.25%	2.56%	3.35%
Ratio of net investment income (loss) to average net assets	0.31	%†	(1.94)%	0.34%	(0.41)%	0.09%	(1.71)%

Portfolio turnover rate	0.24%		14.92%	11.41%	4.49%	85.91%	78.13%

(1)	The per share amounts were calculated using the average number of shares outstanding during the period.
(2)	The amount of net investment income (loss) was less than $.005 per share.
(3)
Total return on a market value basis is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividend and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan if in effect or, if there is no plan in effect, at the lower of the per share net asset value or the closing market price of the Fund’s shares on the dividend/distribution date. Generally, total return on a net asset value basis will be higher than total return on a market value basis in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return on a net asset value basis will be lower than total return on a market value basis in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. The calculation does not reflect brokerage commissions, if any.

*	Less than $0.005 per share.
†	Annualized.

See notes to financial statements.

The additional information below and on the following page is supplemental and not part of the financial statements of the Fund.
BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT	(Unaudited)
Additional Information

Consideration of Continuance of Investment Management Agreement

The renewal of the investment management agreement (“Agreement”) between Foxby Corp. (“Fund”) and the investment manager, Midas Management Corporation (“Investment Manager”), was unanimously approved by the Fund’s Board of Directors (“Board”), including all of the Fund’s directors who are not “interested persons” of the Fund (“Independent Directors”) as defined under the Investment Company Act of 1940, as amended, at an “in person” meeting held on March 12, 2013 (“Meeting”). In considering the annual approval of the Agreement, the Board considered a number of factors, including, among other things, information that had been provided at other meetings, as well as information furnished to the Board for the Meeting. Such information included, among other things: information comparing the management fees of the Fund with a peer group of broadly comparable funds as determined by an independent data service; information regarding the Fund’s investment performance in comparison to a relevant peer group of funds as determined by an independent data service; the economic outlook and the general investment outlook in relevant investment markets; the Investment Manager’s results and financial condition and the overall organization of the Investment Manager; the allocation of brokerage and the benefits received by the Investment Manager as a result of brokerage allocation; the Investment Manager’s trading practices, including soft dollars; the Investment Manager’s management of relationships with custodians, transfer agents, pricing agents, brokers, and other service providers; the resources devoted to the Investment Manager’s compliance efforts undertaken on behalf of the Fund and the record of compliance with the compliance programs of the Fund, the Investment Manager, and its affiliates; the quality, nature, and character of the administrative and other non-investment management services provided by the Investment Manager and its affiliates; the terms of the Investment Management Agreement; and the reasonableness and appropriateness of the fee paid by the Fund for the services provided.

The Board also considered the nature, extent, and quality of the management services provided by the Investment Manager. In so doing, the Board considered the Investment Manager’s management capabilities with respect to the types of investments held by the Fund, including information relating to the education, experience, and number of investment professionals and other personnel who provide services under the Investment Management Agreement. The Board also took into account the time and attention to be devoted by management to the Fund. The Board evaluated the level of skill required to manage the Fund and concluded that the resources available at the Investment Manager are appropriate to fulfill effectively its duties on behalf of the Fund. In addition, the Board noted that while shareholders approved the appointment of Midas Management Corporation as the Fund’s Investment Manager in October 2012, the Investment Manager’s management is the same as the management that operated the Fund’s previous investment manager. The Board indicated its belief that a long-term relationship with capable, conscientious personnel is in the best interests of the Fund.

The Board received information concerning the investment philosophy and investment process applied by the Investment Manager in managing the Fund. In this regard, the Board considered the changes to the investment policy committee (“IPC”) of the Investment Manager following the death of Bassett S. Winmill, the Chief Investment Strategist of the IPC and portfolio manager of the Fund. In this regard, the Board noted that Mark C. Winmill had been appointed as the Chief Investment Strategist of the IPC and that the IPC had assumed management of the Fund in May 2012. The Board noted that the IPC had not changed its investment philosophy or investment process applied in managing the Fund. Further, the Board considered the Investment Manager’s in-house research capabilities as well as other resources available to the Investment Manager’s personnel, including research services that may be available to the Investment Manager as a result of securities transactions effected for the Fund. The Board concluded that the Investment Manager’s investment process, research capabilities, and philosophy were well suited to the Fund, given the Fund’s investment objective and policies.

 In its review of comparative information with respect to the Fund’s investment performance, the Board received information from an independent data service comparing the Fund’s investment performance to that of a peer group of investment companies pursuing broadly similar strategies selected by the independent data service. The Board observed that the Fund’s total return performance exceeded the average and median total return performance of its peer group for the one-and two-year periods but lagged for the three-, five-, and ten-year periods. The Board considered the improvement in the Fund’s short-term performance and noted that it ranked second out of the four funds in its peer group for the one- and two-year periods. After reviewing performance information with respect to the Fund, the Board concluded that the Fund’s performance was within a range that it deemed competitive.

With respect to its review of the fees payable under the Agreement, the Board considered information from an independent data service comparing the Fund’s management fee and expense ratio to those of a peer group of broadly comparable funds. The Board observed that the Fund’s management fee was lower than the median and the lowest in its peer group and its overall expense ratio (excluding extraordinary expenses) was higher than the median and the highest in its peer group. The Board concluded that although the Fund’s expense ratio, excluding extraordinary expenses, was higher relative to the Fund’s peer group, it was competitive with comparable funds in light of the quality of services received and the level of assets managed. The Board also evaluated any apparent or anticipated economies of scale in relation to the services the Investment Manager provides to the Fund. The Board considered that the Fund is a closed end fund that does not continuously offer shares and that, without daily inflows and outflows of capital, there are limited opportunities for significant economies of scale to be realized by the Investment Manager in managing the Fund’s assets.

BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT	(Unaudited)
Additional Information

The information provided assisted the Board in concluding that the fee paid by the Fund is within the range of those paid by comparable funds within the fund industry. Further, the Board concluded that the Investment Manager’s fee bears a reasonable relationship to the services rendered and has been the product of arm’s length bargaining.

In addition to the factors mentioned above, the Board considered the fiduciary duty assumed by the Investment Manager in connection with the services rendered to the Fund and the business reputation of the Investment Manager and its financial resources. The Board also considered information regarding the character and amount of other incidental benefits received by the Investment Manager and its affiliates from its association with the Fund. The Board concluded that potential “fall-out” benefits that the Investment Manager and its affiliates may receive, such as greater name recognition, affiliated brokerage commissions, or increased ability to obtain research services, appear to be reasonable and may, in some cases, benefit the Fund.

The Board also considered the profitability of the Investment Manager from its association with the Fund. In this regard, the Board recognized that the Investment Manager should, as a general matter, be entitled to earn a reasonable level of profits for the services it provides to the Fund.

The Board did not consider any single factor as controlling in determining whether or not to renew the Investment Management Agreement. In assessing the information provided by the Investment Manager and its affiliates, the Board also noted that it was taking into consideration the benefits to shareholders of investing in a fund that is part of a fund complex which provides a variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board, including all of the Independent Directors, concluded that the approval of the Investment Management Agreement, including the fee structure, is in the best interests of the Fund.

GENERAL INFORMATION	(Unaudited)
Additional Information

Proxy Voting

The Fund’s Proxy Voting Guidelines, as well as its voting record for the most recent 12 months ended June 30, are available without charge by calling the Fund collect at 1-212-785-0900, on the SEC’s website at www.sec.gov, and on the Fund’s website at www.FoxbyCorp.com.

Quarterly Schedule of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the Forms N-Q available on its website at www.FoxbyCorp.com.

STOCK DATA AT JUNE 30, 2013
Market Price per Share	$ 1.64
Net Asset Value per Share	$ 2.32
Market Price Discount to Net Asset Value	29.3%
Ticker Symbol	FXBY
CUSIP Number	351645106

FUND INFORMATION

Investment Manager
Midas Management Corporation
11 Hanover Square
New York, NY 10005
www.FoxbyCorp.com
1-212-785-0900

Stock Transfer Agent and Registrar
IST Shareholder Services
433 S. Carlton Avenue
Wheaton, IL 60187
www.ilstk.com
1-800-757-5755

FOXBYCORP.COM
Visit us on the web at www.FoxbyCorp.com. The site provides information about the Fund including market performance, net asset value, dividends, press releases, and shareholder reports. For further information, please email us at info@FoxbyCorp.com.

Cautionary Note Regarding Forward Looking Statements - This report contains “forward looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will,” and similar expressions identify forward looking statements, which generally are not historical in nature. Forward looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its current expectations or projections indicated in any forward looking statements. These risks include, but are not limited to, equity securities risk, corporate bonds risk, credit risk, interest rate risk, leverage and borrowing risk, additional risks of certain securities in which the Fund invests, market discount from net asset value, distribution policy risk, management risk, and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

Fund Information - This report, including the financial statements herein, is transmitted to the shareholders of the Fund for their information. This is not a prospectus, circular, or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state, or an exemption therefrom.

Section 23 Notice - Pursuant to Section 23 of the Investment Company Act of 1940, as amended, notice is hereby given that the Fund may in the future purchase its own shares in the open market. These purchases may be made from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund, although nothing herein shall be considered a commitment to purchase such shares.

# FOXBY CORP.

Ticker: **FXBY**

FXBY - SAR - 6/13 Printed on recycled paper

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchase.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

Item 11. Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by the report that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940(17 CFR 270.360a-2) attached hereto as Exhibits EX-31 and certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit EX-32.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Foxby Corp.

September 9, 2013	By: /s/ Thomas B. Winmill
Thomas B. Winmill
President

Foxby Corp.

September 9, 2013	By: /s/ Thomas O’Malley
Thomas O’Malley
Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Foxby Corp.

September 9, 2013	By: /s/ Thomas B. Winmill
Thomas B. Winmill
President

Foxby Corp.

September 9, 2013	By: /s/ Thomas O’Malley
Thomas O’Malley
Chief Financial Officer